Exhibit 10.9

AMENDMENT NO. 4 TO LEASE

This AMENDMENT NO. 4 TO LEASE (“Amendment No. 4”), dated June     , 2014, (“Amendment Effective Date”) is entered into by and between FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (“Landlord”), and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant are parties to that certain Lease dated as of June 5, 2008 (“Original Lease”), as amended by Amendment No. 1 to Lease executed by Tenant on February 2, 2009 (“Amendment No. 1”) and Amendment No. 2 to Lease dated March 1, 2010 (“Amendment No. 2”) and Amendment No. 3 to Lease dated July 20, 2011 (“Amendment No. 3”) (the Original Lease as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 is referred to as the “Lease”) pursuant to which Landlord leases to Tenant certain space (“Premises”) located at 1300 North Alma School Road, Chandler Arizona as further described in the Lease;

B. The parties desire to amend the Lease to extend the term of the Lease through June 10, 2020 and modify certain provisions of the Lease on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which are hereby incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree, effective as of the Amendment Effective Date (except as specifically indicated otherwise below), to amend the Lease as follows:

1. Definitions. All capitalized terms not otherwise defined herein have the meanings given them in the Lease.

2. Premises. Effective as of the first day of the month after System 5 Tester, serial number DE37100313, is removed from ePM Lab Space (the “Tester Removal Date”), the first sentence of Section 1.A. of the Lease is amended by replacing the words “6,495 square feet of lab space in A Building (herein the “Lab Space”) totaling 18,327 square feet of floor area (hereinafter called the “Premises”)” with “6,209 square feet of lab space in A Building (herein the “Lab Space”) totaling 18,041 square feet of floor area (hereinafter called the “Premises”).

3. Term. Section 2 of the Lease is hereby replaced with the following: The term of this Lease shall be extended for a period of six (6) years (the “Term”), which shall commence on June 6, 2014 (the “Commencement Date”) and end on June 10, 2020.

4. Fixed Rent. Exhibit E to the Lease is deleted in its entirety and replaced with the Exhibit E Fixed Rent Chart attached as Schedule 1 to this Amendment No. 4.

5. Miscellaneous Other Services. Exhibit J to the Lease is deleted in its entirety and replaced with the new Exhibit J attached as Schedule 2 to this Amendment No. 4.

6. Floor Plan of the Premises. Effective as of the Tester Removal Date, the page of Exhibit C titled “Lab Space – Chandler A Bldg – Level 1” is deleted and replaced with the page attached as Schedule 3 to this Amendment No. 4.

7. Brokers. Tenant hereby represents to Landlord that Tenant has deal with no broker in connection with this Amendment No.4. Tenant agrees to indemnify and hold Landlord harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment No. 4. Landlord agrees to indemnify and hold Tenant harmless from all claims of any broker claiming to have represented Landlord in connection with this Amendment No.4.

8. Miscellaneous. This Amendment No. 4 sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged an in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment No.4, the provisions of this Amendment No.4 shall govern and control. Each signatory of this Amendment No.4 .represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This Amendment No. 4 may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment .No. 4 may be executed in so-called “PDF” format, and each party has the right to rely upon a PDF counterpart of this Amendment No. 3 signed by the other party to the same extent as if such party had received an original counterpart.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this

Amendment No. 4.

LANDLORD:		TENANT:

FREESCALE SEMICONDUCTOR, INC., a Delaware corporation,		EVERSPIN TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ David W. Reed	By:	/s/ Bob Schuch
Name: David W. Reed		Name: Bob Schuch
Its: SVP, FSL OPNS		Its: Director of Finance

Date: 09.16.14		Date: May 30, 2014

Schedule 1

EXHIBIT E

Fixed Rent Chart

Beginning on June 7, 2014, and ending on June 6, 2015, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M and N Building)	1,091	$26,547.36	$2,212.28/month
Fab Space (M Building)	10,741	$774,375.24/year	$64,531.27/month
Lab Space* (A Building)	6,495	$167,411.52/year	$13,950.96/month

Total*	18,327	$968,334.12/year	$80,694.51/month

The rate for each of the above items will increase on June 7, 2015 (and each anniversary thereafter) of the Lease Term by an amount equal to four percent (4.0%) of the rate for such item for the preceding period.

*On the first day of the month after Tester is removed from ePM Lab Space, (i) Lab Space rentable square feet will be reduced to 6,209, Lab Space annual fixed rent will decrease to $160,192.20 and Lab Space monthly fixed rent will decrease to $13,349.35 and (ii) Total rentable square feet will decrease to 18,041,Total annual fixed rent will decrease to $961,114.80 and Total monthly fixed rent will decrease to $80, 092.90.

By way of example, (not accounting for the removal of the Tester referenced above) beginning on June 7, 2015, and ending on June 6, 2016, the Fixed Rent is:

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	1,091	$27,609/year	$2,300.77/month
Fab Space (M Building)	10,741	$805,350/year	$67,112.52/month
Lab Space (A Building)	6,495	$174,108/year	$14,509/month

Total	18,327	$1,007,067/year	$83,922.29/month

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Schedule 2

EXHIBIT J

Additional Rent @ Up to 75wspw MRAM Module Equivalent

Manufacturing Services
1.	Manufacturing consumables	$ 6031/mo
Includes:
• Bulk gases and chemicals for up to 75wspw MRAM Module equivalent.
Bulk gases are: Oxygen, nitrogen, helium, argon and hydrogen supplied from factory bulk delivery systems to Tenant-owned equipment.
Bulk Chemicals are: Sulfuric acid, hydrogen peroxide, hydrochloric acid, ammonium hydroxide, hydrofluoric acid, isopropyl alcohol, tetramethylammonium hydroxide, PGMEA, ACT930, EKC830, PL4224 slurry, SS25E slurry, W2000b slurry, NOB, Ethylene glycol, Super-Q and NMP supplied from factory bulk delivery systems to Tenant-owned equipment
• Additional Rent will be pro-rated for consumption exceeding 75wspw MRAM Module equivalent.
2.	Manufacturing support services	$ 19,645/mo
Includes:
• Sustaining support for factory manufacturing execution, equipment integration and analysis systems in CH-FAB
Note: Sustaining support does not include Tenant’s use of factory manufacturing execution, equipment integration and analysis software.
• Chandler Analytical Lab services (PALAZ TEM, SEM, etc. Maximum 42 samples/mo.)
• Failure analysis services provided by Global Yield and Device Lab (Maximum 4 samples/mo.)

• Tenant may requisition incidental (“open stock”) equipment parts and supplies from CH-FAB with a   total value not to exceed $1,000 per month at no charge.

Open stock” items are: Tubing, tie wraps, fittings, valves,

terminals, fuses, wire connectors, screws, heat shrink tubing, washers, nuts, bolts, retaining rings, silencers/mufflers, filter regulators, O-rings.
Items not included:
	• Use of factory manufacturing execution, equipment integration and analysis software	Tenant expense
• Maintenance of Tenant-owned equipment
• Shipping costs
• Parts ordering and stocking
• Operator staffing to run Tenant-owned tools
• Specialty gases and chemicals that are not provided as part of factory bulk delivery systems
• Product or package reliability, stress or failure analysis services or support
• Services performed by CH-FAB machine shop
• References to wafer quantities in this exhibit do not constitute a capacity commitment by Landlord
The rate for each of the above items will increase on June 7, 2015 (and each anniversary thereafter) of the Lease Term by an amount equal to four percent (4.0%) of the rate for such item for the preceding period.

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Schedule 3

EXHIBIT C

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